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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 6, 2006

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

               WISCONSIN                               333-28751                             39-1580331

    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On October 6, 2006, the Board of Directors of Neenah Foundry Company (the
"Company") increased the size of the Board of Directors from five to six members and elected Albert E. Ferrara, Jr. as a new director to fill the newly created directorship, effective that same day.

Mr. Ferrara was also elected as a director of the Company's subsidiaries, the Company's indirect parent, ACP Holding Company, a Delaware corporation ("ACP"), and the Company's direct parent, NFC Castings, Inc., a Delaware corporation and a wholly owned subsidiary of ACP. In connection with the election of Mr.
Ferrara, the Board of Directors of ACP amended the ACP Bylaws to provide that the Board of Directors of ACP shall consist of no less than two (2) and no more than seven (7) directors, as determined by the Board. Previously, the Bylaws of ACP required that the Board consist of five (5) directors. A copy of the amendment to the Bylaws of ACP is set forth as Exhibit 3.1 hereto and is incorporated herein by reference.

Mr. Ferrara has not yet been named to any committees of the Board of Directors.

ITEM 8.01. OTHER EVENTS.

On October 10, 2006, the Company issued a press release announcing the launch of a cash tender offer and related consent solicitation for any and all of the Company's outstanding 11% Senior Secured Notes due 2010. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 10, 2006, the Company also issued a press release announcing a proposed offering of $300 million aggregate principal amount of Senior Secured
Notes in fixed and floating rate tranches. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

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
      Number         Description
        3.1          Amendment to Bylaws of ACP Holding Company
       99.1          Press Release dated October 10, 2006
       99.2          Press Release dated October 10, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEENAH FOUNDRY COMPANY


Date: October 11, 2006                    /s/ Gary W. LaChey
                                          -----------------------------------
                                     Name:  Gary W. LaChey
                                     Title: Corporate Vice President - Finance

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                                  EXHIBIT INDEX

      Number         Description
        3.1          Amendment to Bylaws of ACP Holding Company
       99.1          Press Release dated October 10, 2006
       99.2          Press Release dated October 10, 2006